EXHIBIT 10.74
Execution Version
IRREVOCABLE PROXY COUPLED WITH INTEREST
     Reference is made to that certain Agreement and Plan of Merger, dated as of June 18, 2009 (the “Merger Agreement”), among Smith & Wesson Holding Corporation, a Nevada corporation (“S&W”); SWAC-USR I, Inc., a Delaware corporation and wholly owned subsidiary of S&W; SWAC-USR II, Inc., a Delaware corporation and wholly owned subsidiary of S&W; Universal Safety Response, Inc., a New York corporation; and William C. Cohen, Jr., as Stockholders’ Representative. Capitalized terms used but not defined in this Irrevocable Proxy Coupled With Interest shall have the meanings assigned to such terms in the Merger Agreement.
     Pursuant to the Merger Agreement, the undersigned is acquiring shares of common stock, par value $0.001 per share, of S&W (“S&W Common Stock”) as partial consideration in the Mergers pursuant to the terms of the Merger Agreement.
     The undersigned hereby irrevocably designates, constitutes, and appoints S&W and any person designated by S&W to act as a proxy for the stockholders of S&W, as the undersigned’s attorney, agent, and proxy, with full power of substitution, to vote, express consent, or otherwise to utilize the voting power with respect to the shares of S&W Common Stock acquired on or after the date hereof by the undersigned as consideration for the Mergers (collectively, the “Shares”) in any and all matters, other than in connection with a “Change in Control” as that term is defined in Section 1.1(j)(viii)(A), (C), or (D) of the Merger Agreement, upon which stockholders owning S&W Common Stock are entitled to vote, as if actually present and voting, and with the same force and effect as if voted by the undersigned, at any meeting of the stockholders of S&W (whether annual or special and whether or not adjourned or postponed), in any action by written consent of the stockholders of S&W, or otherwise. With respect to any matter upon which stockholders owning S&W Common Stock are entitled to vote, S&W or any person designated by S&W to act as a proxy for the stockholders of S&W shall vote, express consent, or otherwise utilize the voting power with respect to the Shares in the same proportion as the vote of all stockholders of S&W that are not affiliates, as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (“Affiliates”), of S&W voting on such matter.
     The proxy and power of attorney granted hereunder is irrevocable and coupled with an interest and shall be effective until the earlier of (a) the date of the final resolution of the Earn-Out Merger Consideration for 2010 or (b) such time as the undersigned and the undersigned’s Affiliates no longer own any Shares (such time, the “Expiration Date”). The proxy and power of attorney granted hereunder shall continue in full force and effect until the Expiration Date, but shall thereupon and thereafter be automatically terminated and of no further or continuing force or effect. For the avoidance of doubt, the proxy and power of attorney granted hereunder shall cease to apply to any Shares that are sold or otherwise transferred by the undersigned to any person or entity other than an Affiliate of the undersigned.
     The undersigned hereby ratifies and confirms all that said attorney, agent, or proxy does or causes to be done by virtue hereof and revokes all other proxies and powers of attorney with respect to all or any part of the Shares that may have heretofore been appointed or granted and, unless or until the Expiration Date, no subsequent proxy or power of attorney shall be given (and if given, shall not be effective) by the undersigned for or with respect to all or any part of the Shares.
     All authority herein conferred or agreed to be conferred by the undersigned upon S&W or its designees shall be and remain binding upon the undersigned and those respective representatives, successors, and assigns that are Affiliates of the undersigned.
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Dated: July 13, 2009.

Individual Stockholder:
/s/ Matthew A. Gelfand
(Signature)
Print Name: Matthew A. Gelfand
(Signature of Co-Holder, if any)
Print Name:
Dated: July 7, 2009.

Individual Stockholder:
/s/ James C. Herrmann
(Signature)
Print Name: James C. Herrmann
(Signature of Co-Holder, if any)
Print Name:
Dated: July 7, 2009.

Individual Stockholder:
/s/ Peter J. Nofi
(Signature)
Print Name: Peter J. Nofi
(Signature of Co-Holder, if any)
Print Name:

Dated: July 15, 2009.

Entity Stockholder: The W.C. Cohen, Jr. Revocable Trust Dated December 23, 1998 (name of entity)
By:	/s/ William C. Cohen, Jr.
	Name:	William C. Cohen, Jr.
	Title:	Trustee

Dated: July 8, 2009.

Entity Stockholder: Investcorp Interlachen Multi-Strategy Master Fund Limited By: Interlachen Capital Group LP, Authorized Signatory (name of entity)
By:	/s/ Gregg T. Colburn
	Name:	Gregg T. Colburn
	Title:	Authorized Signatory